UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

March 12, 2021

Date of Report (Date of earliest event reported):

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-235724	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY 11701	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	The Nasdaq Stock Market LLC

Item 1.01	Entry Into A Material Definitive Agreement

Shango Merger Agreement

On March 12, 2021, Greenrose Acquisition Corp., a Delaware corporation (“Greenrose”), GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Greenrose (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”) and Gary Rexroad, in his capacity as the representative for the Sellers thereunder (the “Shango Sellers’ Representative”), entered into an Agreement and Plan of Merger (the “Shango Merger Agreement”), pursuant to which GS Merger Sub will be merged with and into Shango (the “Shango Merger”), with Shango surviving as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Shango Merger Agreement” in Item 1.01 of this Current Report on Form 8-K shall have the meanings set forth in the Shango Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Merger (the “Shango Effective Time”), other than Dissenting Shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of the common stock of Greenrose (the “Greenrose Common Stock”) issued as part of the Additional Consideration (as defined below), if any, in an amount equal to the sum of (i) the applicable Per Share Initial Consideration plus (ii) any applicable Per Share Additional Consideration, as described below.

Merger Consideration

Initial Consideration

The aggregate consideration to be paid at Closing (the “Initial Consideration”) to Shango’s stockholders, other than for Dissenting Shares, will be: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities and (iii) any shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

Earnout Payments

In addition to the Initial Consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and having cash flow from operations of no less than $0, then, subject to Shango’s stockholders having delivered an Accredited Investor Certification, Greenrose may be required to issue to Shango’s stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value, consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year (collectively, the “Additional Consideration”), divided by the Parent Common Stock Price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company. The Shango Merger Agreement provides that if any portion of the Additional Consideration is not fully earned in either 2021 or 2022, such portion of the Additional Consideration may be earned in subsequent years through 2023. Additionally, the Additional Consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Shango Merger Agreement.

Representations and Warranties

The Shango Merger Agreement contains customary representations and warranties by each of Shango, Greenrose and GS Merger Sub. Many of the representations and warranties are qualified by knowledge of a party, materiality or Material Adverse Effect. At the Closing, Greenrose will also enter into an eighteen (18) month escrow arrangement in a customary form with the Shango Sellers’ Representative and an escrow agent and will deposit $3,000,000 in cash into an escrow fund for the recovery of indemnification claims and working capital adjustments. The Shango stockholders’ aggregate liability for Representation Breach Claims shall not exceed $11,500,000, subject to certain exceptions, and the aggregate liability for all claims shall not exceed the lesser of (i) $25,000,000 or (ii) the Aggregate Consideration actually received by the Shango stockholders.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Shango Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Shango Merger Agreement and the earlier of the Closing or the termination of the Shango Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Shango Merger Agreement.

Shango agreed to (and to cause each of its subsidiaries to), use commercially reasonable efforts to, during the period between the signing of the Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, carry on its business in the ordinary course consistent with past practice. Shango also agreed not to, during the period between the signing of the Shango Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully set forth in the Shango Merger Agreement.

Conditions to Consummation of the Shango Merger

Under the Shango Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Shango Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose (the “Greenrose Stockholders”); (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Material Adverse Effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

Termination

The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or Shango if any Law or Order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any Governmental Authority that would make consummation of the Shango Merger illegal, other than Federal Cannabis Laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

The foregoing description of the Shango Merger Agreement is qualified in its entirety by reference to the full text of the form of the Shango Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement (the “Shango Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the Additional Consideration.

The foregoing description of the Shango Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit I to the Shango Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s stockholders (the “Shango Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up Agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement (the “Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Shango Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Shango Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Theraplant Merger Agreement

On March 12, 2021, Greenrose, GNRS CT Merger Sub, a Connecticut limited liability company and a wholly-owned subsidiary of Greenrose (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”) and Shareholder Representative Services LLC, solely in its capacity as the representative for the Selling Securityholders thereunder (the “Theraplant Seller Representative”), entered into an Agreement and Plan of Merger (the “Theraplant Merger Agreement”), pursuant to which TPT Merger Sub will be merged with and into Theraplant (the “Theraplant Merger”), with Theraplant surviving the Merger as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Theraplant Merger Agreement” in Item 1.01 of this Current Report on Form 8-K shall have the meanings set forth in the Theraplant Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Theraplant Merger Agreement, at the effective time of the Theraplant Merger (the “Theraplant Effective Time”), each unit of Theraplant issued and outstanding immediately prior to the Theraplant Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest), as described below.

Merger Consideration

The aggregate merger consideration (the “Theraplant Merger Consideration”) to be paid at Closing to the unit holders of Theraplant pursuant to the Theraplant Merger Agreement for all Company Units will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of the Theraplant Merger Consideration will be placed into dedicated accounts controlled by the Theraplant Seller Representative and the Theraplant Managing Members immediately prior to Closing, to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Theraplant Merger Agreement.

Representations and Warranties

The Theraplant Merger Agreement contains customary representations and warranties by each of Theraplant, Greenrose and TPT Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than Fundamental Representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Theraplant Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Theraplant Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Theraplant Merger Agreement.

Pursuant to the Theraplant Merger Agreement, Theraplant agreed to (and agreed to cause each Subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, carry on its business in the ordinary course consistent with past practice. Pursuant to the Theraplant Merger Agreement, Theraplant also agrees not to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully described in the Theraplant Merger Agreement.

Conditions to Consummation of the Theraplant Merger

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning no less than 70% of Theraplant’s units entitled to vote; (iii) the absence of a Material Adverse Effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

Termination

The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Theraplant; (ii) by Greenrose or Theraplant if any Law or Order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, other than Federal Cannabis Laws; (iii) by Greenrose or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by Greenrose or Theraplant if, after giving effect to the completion of the Redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000; or (v) by Greenrose, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The foregoing description of the Theraplant Merger Agreement is qualified in its entirety by reference to the full text of the form of the Theraplant Merger Agreement, a copy of which is included as Exhibit 2.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Asset Purchase Agreement

On March 12, 2021, Greenrose, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Greenrose (“Buyer”), and True Harvest, LLC, an Arizona limited liability company (the “Seller” or “True Harvest”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement,” capitalized but undefined terms used in this Current Report on Form 8-K has the meaning set forth in the Asset Purchase Agreement), pursuant to which Buyer agreed to acquire substantially all of Seller’s assets in connection with its indoor cannabis cultivation facility (the “Business”). Capitalized but undefined terms used in this section “Asset Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K shall have the meanings set forth in the Asset Purchase Agreement.

Purchase Consideration

Initial Consideration

The initial consideration to be paid by the Buyer to Seller for the Purchased Assets (the “Initial Payment Amount”), will consist of: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, issued by Buyer to Seller which matures on the third anniversary of the Closing, and which is secured by the Purchased Assets pursuant to the terms of a Security Agreement; and (iii) the assumption by Buyer of $3,250,000 of Seller’s debt.

Earnout Payment

In addition to the Initial Payment Amount, Buyer may be required to pay additional consideration to Seller (the “Earnout Payment”) of up to a maximum of $35,000,000 in cash (the “Maximum Earnout Amount”) contingent on the Business attaining, within thirty-six (36) months after the Closing Date, a certain price per pound (the “36 Month Price Point”) of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note (the “Earnout Note”). The Earnout Note, which shall bear interest at an annual rate of 8% per annum, is payable in twenty-four (24) monthly installments after issuance and will be secured by the Purchased Assets. The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by Buyer to Seller will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200-$2,399	$2,200-$2,199
50%	$2,400-$2,699	$2,200-$2,499
80%	$2,700-$2,999	$2,500-$2,799
100%	$3,000+	$2,800+

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Asset Purchase Agreement.

Representations and Warranties

The Asset Purchase Agreement contains customary representations and warranties by each of Seller, Greenrose and Buyer. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than certain fundamental representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each party agrees to use its commercially reasonable efforts to effect the Closing. The Asset Purchase Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Asset Purchase Agreement and prior to the Closing, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Asset Purchase Agreement. Each party will also use its reasonable best efforts to obtain all consents, authorizations, orders and approvals from all governmental authorities that may be necessary for execution of the Asset Purchase Agreement.

The Seller agrees that, during the period between the signing of the Asset Purchase Agreement and until the Closing, it will use its best efforts to operate its business in good faith in the ordinary course, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

After the Closing, Seller agrees to cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business for a period of time.

Conditions to Consummation of the Asset Purchase Agreement

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Asset Purchase Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect (as defined in the Asset Purchase Agreement) since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the Redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of no less than $70,000,000. and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

Termination

The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and True Harvest; (ii) by Greenrose or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than Federal Cannabis Laws; (iii) by Greenrose or True Harvest if the Closing has not occurred by the Drop Dead Date; or (v) by Greenrose, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the form of the Asset Purchase Agreement, including the exhibits attached thereto, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Futureworks Merger Agreement

On March 12, 2021, Greenrose, Futureworks Holdings, Inc. a Delaware corporation and a wholly owned subsidiary of Greenrose (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (the “Futureworks Merger Agreement”), pursuant to which Futureworks will be merged with and into FW Merger Sub (the “Futureworks Merger”), with FW Merger Sub surviving the Merger as a wholly owned subsidiary of Greenrose (the “Surviving Corporation”). Capitalized but undefined terms used in this section “Futureworks Merger Agreement” in Item 1.01 of this Current Report on Form 8-K shall have the meanings set forth in the Futureworks Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger (the “Futureworks Effective Time”) each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks Effective Time will be canceled and extinguished and converted into the right to receive a pro rata portion of the Aggregate Consideration (without interest), as described below.

Merger Consideration

Initial Consideration

The value of the aggregate merger consideration (the “Initial Consideration”) to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement for all Company Interests will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value (the “Parent Common Stock”), calculated based upon the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as appliable (the “Parent Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Parent Common Stock and a maximum price of $15.00 per share of Parent Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

Earnout Payment

In addition to the Initial Consideration, and subject to the Surviving Corporation meeting the Earnout Threshold then, subject to Futureworks’ members having delivered an executed Accredited Investor Certification to Greenrose, Greenrose may be required to issue to Futureworks’ members up to such number of shares of Parent Common Stock equal to $10,000,000 in value, calculated based on the Parent Common Stock Price (the “Futureworks Additional Consideration”).

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Futureworks Merger Agreement.

Representations and Warranties

The Futureworks Merger Agreement contains customary representations and warranties by each of Futureworks, Greenrose and FW Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the Parties survive the Closing until the Expiration Date.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Futureworks Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Futureworks Merger Agreement and the earlier of the Closing or the termination of the Futureworks Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Futureworks Merger Agreement.

Futureworks agreed to (and to cause each Futureworks subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, carry on its business in the ordinary course consistent with past practice. Futureworks also agreed not to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, without the prior written consent of Greenrose, to take certain actions as further set forth in the Futureworks Merger Agreement.

Conditions to Consummation of the Futureworks Merger

Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

Termination

The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any Applicable Law or Order is enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any Governmental Authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the Effective Time has not occurred within 12 months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

Lock-Up Agreements

In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement (the “Futureworks Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Parent Common Stock received by such Futureworks’ member as part of the Initial Consideration or the Futureworks Additional Consideration.

The foregoing description of the Futureworks Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit G to the Futureworks Merger Agreement, filed as Exhibit 2.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Futureworks’ members (the “Futureworks Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up Agreement, at the request of the Majority Holders (as defined in the Futureworks Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks Registration Rights Agreement) requested to be included in such registration statement (the “Futureworks Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Futureworks Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Futureworks Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Futureworks Merger Agreement, filed as Exhibit 2.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Delisting and Relisting

Unless a change in applicable law has occurred prior to the closing of each of the applicable agreements that would allow for shares of Greenrose Common Stock and other equity of Greenrose currently listed on Nasdaq to remain listed on Nasdaq, Greenrose will use its reasonable best efforts to delist all such equity from Nasdaq and have such equity listed or quoted for trading on another securities exchange or trading platform.

Proxy Statement

As promptly as practicable after the date of the Shango Merger Agreement, the Theraplant Merger Agreement, the Futureworks Merger Agreement (together, the “Merger Agreements”),the Asset Purchase Agreement, and Greenrose’s receipt of all of the target companies’ audited financial statements, Greenrose will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the Greenrose Stockholders relating to the Special Meeting of the Greenrose Stockholders (the “Greenrose Special Meeting”) to be held to consider the: (i) approval and adoption of each of the Merger Agreements, the Asset Purchase Agreement and the transactions contemplated thereunder (collectively, the “Proposed Transactions”); (ii) approval and adoption of an equity incentive plan; (iii) the reelection of certain Greenrose board members; (iv) approval of certain amendments to Greenrose’s Certificate of Incorporation; (v) adjournment of the Special Meeting to a later date or dates; and (vi) any other proposals the parties deem necessary to effectuate all of the Proposed Transactions.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Greenrose that may be issued in connection with the Shango Merger and the Futureworks Merger will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder

Item 8.01	Other Events

On March 15, 2021, Greenrose issued a press release (the “Press Release”) announcing the execution of each of the Merger Agreements and the Asset Purchase Agreement. The press release is attached hereto as Exhibit 99.1.

On March 15, 2021, Greenrose held an investor conference call to discuss the transactions disclosed under Item 1.01. A copy of the transcript (the “Transcript”) of the investor call is included as Exhibit 99.2 hereto and incorporated by reference into this Item 8.01. A copy of the Transcript and a link to an audio recording of the conference call are also provided on the Investor Relations page of Greenrose’s website at: https://www.greenrosecorp.com. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report on Form 8-K. A copy of the presentation (the “Investor Presentation”) that Greenrose prepared for use in connection with the investor conference and other meetings with investors is included as Exhibit 99.3 hereto and incorporated by reference into this Item 8.01. Greenrose expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

The Press Release, Transcript and Investor Presentation each include financial information not prepared in accordance with generally accepted accounting principles.

The information contained in the Press Release and Investor Presentation is summary information that is intended to be considered in the context of Greenrose’s SEC filings and other public announcements that Greenrose may make, by press release or otherwise, from time to time. Greenrose undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, Greenrose makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Important Information and Where to Find It

In connection with the Proposed Transactions, Greenrose intends to file the Proxy Statement with the SEC, which will be distributed to the Greenrose Stockholders in connection with Greenrose’s solicitation of proxies for the vote by the Greenrose Stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. After the preliminary Proxy Statement has been filed and cleared by the SEC, Greenrose will mail a definitive Proxy Statement to the Greenrose Stockholders. Greenrose Stockholders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Greenrose and the Proposed Transactions. Greenrose Stockholders and other interested parties may obtain free copies of the preliminary Proxy Statement and definitive Proxy Statement (when available) and other documents filed with the SEC by Greenrose through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Greenrose Acquisition Corp, 111 Broadway, Amityville, NY 11701.

Participants in the Solicitation

Greenrose, Shango, Theraplant, True Harvest, Futureworks and their respective managers, directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Greenrose’s stockholders in respect of the Proposed Transactions. Information regarding Greenrose’s directors and executive officers is available in its Form 10-K filed with the SEC on March 11, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the Proposed Transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Greenrose’s ability to enter into definitive agreements or consummate a transaction with any of Shango, Theraplant, True Harvest and/or Futureworks; Greenrose’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Greenrose’s and any of Shango, Theraplant, True Harvest, or Futureworks’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Greenrose Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating any of the Proposed Transactions or difficulty in, or costs associated with, integrating the businesses of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks; the amount of redemption requests made by the Greenrose Stockholders; the occurrence of events that may give rise to a right of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks to terminate the respective Merger Agreements or Asset Purchase Agreements, as applicable; risks related to the rollout of Greenrose’ business and the timing of expected business milestones; the effects of competition on Greenrose’s business; and those factors discussed in Greenrose’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor any of Shango, Theraplant, True Harvest, or Futureworks presently know or that Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Greenrose’s and each of Shango, Theraplant, True Harvest, or Futureworks’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks anticipate that subsequent events and developments will cause their assessments to change. However, while Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks may elect to update these forward-looking statements at some point in the future, Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s or any of any of Shango, Theraplant, True Harvest, or Futureworks’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS NV Merger Sub, Inc., Shango Holdings Inc. and Gary Rexroad*

2.2	Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC and Shareholder Representative Services LLC*

2.3	Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., Futureworks Holdings, Inc. and Futureworks LLC*

10.1	Asset Purchase Agreement dated as of March 12, 2021, by and among True Harvest, LLC, Greenrose Acquisition Corp. and True Harvest Holdings, Inc. *

99.1	Press Release dated March 15, 2021

99.2	Transcript of Investor Call

99.3	Investor Presentation

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENROSE ACQUISITION CORP.

Date: March 18, 2021	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer